SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                               September 17, 2003

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                               Gardenburger, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                     Oregon
                 (State or Other Jurisdiction of Incorporation)

                                     0-20330
                              (Commission File No.)

                                   93-0886359
                        (IRS Employer Identification No.)

                      1411 S.W. Morrison Street, Suite 400
                             Portland, Oregon 97205
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, Including Area Code:
                                 (503) 205-1500



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ITEM 5.  OTHER EVENTS.

            On September 17, 2003, Gardenburger, Inc. (the "Company"), issued a press release announcing that the proposal by an entity formed by certain members of management to purchase all the outstanding shares of the Company's common stock in a going private transaction had been withdrawn. The press release is filed with this report as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
         EXHIBITS.

            (c) The following exhibits are filed with this report:

                  99.1 Press release of the Company, issued September 17, 2003.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         GARDENBURGER, INC.


Dated:  September 18, 2003               By: /s/ Scott Wallace
                                             -----------------
                                             Scott Wallace
                                             Chairman of the Board,
                                             President, and CEO

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